Summary of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2.              Summary of Significant Accounting Policies

Fair Value of Financial Instruments

The following methods and assumptions are used to estimate the fair value of each class of financial instruments for which it is practicable to estimate:

Cash and Cash Equivalents

The fair value of the Company’s cash and cash equivalents approximates the carrying value of the Company’s cash and cash equivalents, due to the short maturity of the cash equivalents.

Long-term Debt

The fair value of the senior notes and senior unsecured credit facility is estimated based on quoted prices in active markets and as such is a Level 1 measurement as defined under ASC 820 “Fair Value Measurements and Disclosures.”

The estimated fair values of the Company’s financial instruments are as follows (in thousands):

	March 31, 2014		December 31, 2013
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$48,278	$48,278	$285,221	$285,221
Financial liabilities:
Long-term debt
Senior unsecured credit facility	450,000	441,000	300,000	294,750
Senior notes	2,050,000	2,114,250	2,050,000	2,058,750

Comprehensive Income

Comprehensive income includes net income and all other non-owner changes in shareholders’ equity during a period. The Company did not have any non-owner changes in shareholders’ equity for the three months ended March 31, 2014 and 2013, and comprehensive income for the three months ended March 31, 2014 and 2013 was equivalent to net income for those time periods.

Revenue Recognition and Promotional Allowances

The Company recognizes rental revenue from tenants, including rental abatements, lease incentives and contractually fixed increases attributable to operating leases, on a straight-line basis over the term of the related leases when collectability is reasonably assured. Contingent rental income is recognized once the lessee achieves the specified target. Recognition of rental income commences when control of the facility has been transferred to the tenant. For facilities being jointly developed with the tenant, the Company retains control of the assets to be leased until operations commence and control is transferred to the tenant.

As of March 31, 2014, all but three of the Company’s properties were leased to a subsidiary of Penn under the Master Lease. The obligations under the Master Lease are guaranteed by Penn and by most Penn subsidiaries that occupy and operate the facilities leased under the Master Lease. A default by Penn or its subsidiaries with regard to any facility will cause a default with regard to the Master Lease. In January 2014, GLPI completed the asset acquisition of Casino Queen in East St. Louis, Illinois. GLPI subsequently leased the property back to Casino Queen on a “triple net” basis on terms similar to those in the Master Lease.

The rent structure under the Master Lease with Penn includes a fixed component, a portion of which is subject to an annual 2% escalator if certain rent coverage ratio thresholds are met, and a component that is based on the performance of the facilities, which is adjusted, subject to certain floors (i) every 5 years by an amount equal to 4% of the average change to net revenues of all facilities under the Master Lease (other than Hollywood Casino Columbus and Hollywood Casino Toledo) during the preceding five years, and (ii) monthly by an amount equal to 20% of the change in net revenues of Hollywood Casino Columbus and Hollywood Casino Toledo during the preceding month. In addition to rent, all properties under the Master Lease with Penn are required to pay the following: (1) all facility maintenance, (2) all insurance required in connection with the leased properties and the business conducted on the leased properties, (3) taxes levied on or with respect to the leased properties (other than taxes on the income of the lessor) and (4) all utilities and other services necessary or appropriate for the leased properties and the business conducted on the leased properties.

Additionally, in accordance with ASC 605, “Revenue Recognition,” the Company records revenue for the real estate taxes paid by its tenants on the leased properties under the Master Lease with an offsetting expense in real estate taxes within the consolidated statement of income as the Company has concluded it is the primary obligor under the Master Lease.

Gaming revenue generated by the TRS Properties mainly consists of video lottery gaming revenue, and to a lesser extent, table game and poker revenue. Video lottery gaming revenue is the aggregate net difference between gaming wins and losses with liabilities recognized for funds deposited by customers before gaming play occurs, for “ticket-in, ticket-out” coupons in the customers’ possession, and for accruals related to the anticipated payout of progressive jackpots. Progressive slot machines, which contain base jackpots that increase at a progressive rate based on the number of coins played, are charged to revenue as the amount of the jackpots increases. Table game gaming revenue is the aggregate of table drop adjusted for the change in aggregate table chip inventory. Table drop is the total dollar amount of the currency, coins, chips, tokens, outstanding counter checks (markers), and front money that are removed from the live gaming tables. Additionally, food and beverage revenue is recognized as services are performed.

The following table discloses the components of gaming revenue within the condensed consolidated statements of income for the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Video lottery	$33,381	$37,352
Table game	4,940	3,448
Poker	434	280
Total gaming revenue, net of cash incentives	$38,755	$41,080

Gaming revenue is recognized net of certain sales incentives in accordance with ASC 605-50, “Revenue Recognition—Customer Payments and Incentives.” The Company records certain sales incentives and points earned in point-loyalty programs as a reduction of revenue.

The retail value of food and beverage and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. The amounts included in promotional allowances for the three months ended March 31, 2014 and 2013 are as follows:

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Food and beverage	$1,361	$1,517
Other	9	129
Total promotional allowances	$1,370	$1,646

The estimated cost of providing such complimentary services, which is primarily included in food, beverage, and other expense, for the three months ended March 31, 2014 and 2013 are as follows:

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Food and beverage	$716	$713
Other	3	69
Total cost of complimentary services	$719	$782

Gaming and Admission Taxes

For the TRS Properties, the Company is subject to gaming and admission taxes based on gross gaming revenues in the jurisdictions in which it operates. The Company primarily recognizes gaming tax expense based on the statutorily required percentage of revenue that is required to be paid to state and local jurisdictions in the states where or in which wagering occurs. At Hollywood Casino Baton Rouge, the gaming admission tax is based on graduated tax rates. The Company records gaming and admission taxes at the Company’s estimated effective gaming tax rate for the year, considering estimated taxable gaming revenue and the applicable rates. Such estimates are adjusted each interim period. If gaming tax rates change during the year, such changes are applied prospectively in the determination of gaming tax expense in future interim periods. For the three months ended March 31, 2014 and 2013, these expenses, which are recorded within gaming expense in the condensed consolidated statements of income, totaled $17.3 million, and $18.7 million, respectively.

Earnings Per Share

The Company calculates earnings per share (“EPS”) in accordance with ASC 260, “Earnings Per Share.” Basic EPS is computed by dividing net income applicable to common stock by the weighted-average number of common shares outstanding during the period, excluding net income attributable to participating securities (unvested restricted stock awards). Diluted EPS reflects the additional dilution for all potentially-dilutive securities such as stock options and unvested restricted shares. Basic and diluted EPS for the three months ended March 31, 2013 were retroactively restated for the number of GLPI basic and diluted shares outstanding immediately following the Spin-Off and to include the shares issued as part of the Purge Distribution.

The following table reconciles the weighted-average common shares outstanding used in the calculation of basic EPS to the weighted-average common shares outstanding used in the calculation of diluted EPS for the three months ended March 31, 2014 and 2013 (in thousands):

Three months ended March 31,	2014	2013

Determination of shares:
Weighted-average common shares outstanding	111,198	110,582
Assumed conversion of dilutive employee stock-based awards	6,282	4,703
Assumed conversion of restricted stock	370	318
Diluted weighted-average common shares outstanding	117,850	115,603

The following table presents the calculation of basic and diluted EPS for the Company’s common stock for the three months ended March 31, 2014 and 2013:

Three months ended March 31,	2014	2013
	(in thousands, expect per share data)
Calculation of basic EPS:
Net income	$44,312	$3,214
Less: Net income allocated to participating securities	(175)	(12)
Net income attributable to common shareholders	$44,137	$3,202
Weighted-average common shares outstanding	111,198	110,582
Basic EPS	$0.40	$0.03

Calculation of diluted EPS:
Net income	$44,312	$3,214
Diluted weighted-average common shares outstanding	117,850	115,603
Diluted EPS	$0.38	$0.03

There were no outstanding options to purchase shares of common stock during the three months ended March 31, 2014 and 2013 that were not included in the computation of diluted EPS because they were antidilutive.

Stock-Based Compensation

The Company accounts for stock compensation under ASC 718, “Compensation - Stock Compensation,” which requires the Company to expense the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. This expense is recognized ratably over the requisite service period following the date of grant. The fair value for stock options is estimated at the date of grant using the Black-Scholes option- pricing model. There were no stock option grants awarded in the first quarter 2014.

Additionally, the cash-settled phantom stock units (“PSU”) entitle employees to receive cash based on the fair value of the Company’s common stock on the vesting date. These PSUs are accounted for as liability awards and are re-measured at fair value each reporting period until they become vested with compensation expense being recognized over the requisite service period in accordance with ASC 718-30, “Compensation-Stock Compensation, Awards Classified as Liabilities.”

In addition, the Company’s stock appreciation rights (“SAR”) are accounted for as liability awards since they will be settled in cash. The fair value of these awards is calculated during each reporting period and estimated using the Black-Scholes option pricing model.

In connection with the Spin-Off of GLPI, employee stock options and cash settled stock appreciation rights of Penn were converted through the issuance of GLPI employee stock options and GLPI cash settled stock appreciation rights and an adjustment to the exercise prices of their Penn awards. The number of options and cash settled stock appreciation rights, subject to and the exercise price of each converted award was adjusted to preserve the same intrinsic value of the awards that existed immediately prior to the Spin-Off.

Holders of outstanding restricted stock awards and cash settled phantom stock unit awards received an additional share of restricted stock or cash settled phantom stock unit awards in GLPI common stock at the Spin-Off so that the intrinsic value of these awards were equivalent to those that existed immediately prior to the Spin-Off.

The adjusted options and SARs, as well as the restricted stock awards and PSUs, otherwise remain subject to their original terms, except that for purposes of the adjusted Penn awards (including in determining exercisability and the post-termination exercise period), continued service with GLPI following the distribution date shall be deemed continued service with Penn.

As of March 31, 2014, there was $5.8 million of total unrecognized compensation cost for stock options that will be recognized over the grants remaining weighted average vesting period of 1.47 years. For the three months ended March 31, 2014, the Company recognized $1.4 million of compensation expense associated with these awards. In addition, the Company also recognized $3.3 million of compensation expense for the three months ended March 31, 2014, relating to the first quarter $.52 dividend paid on vested employee stock options.

As of March 31, 2014, there was $6.4 million of total unrecognized compensation cost for restricted stock awards that will be recognized over the grants remaining weighted average vesting period of 3.28 years. For the three months ended March 31, 2014, the Company recognized $0.6 million of compensation expense associated with these awards.

The following table contains information on restricted stock award activity for the three months ended March 31, 2014.

Number of Award Shares
Outstanding at December 31, 2013	419,067
E&P Purge	106,261
Granted	64,279
Released	(110,714)
Canceled	(37,274)
Outstanding at March 31, 2014	441,619

In addition, there was $8.1 million of total unrecognized compensation cost at March 31, 2014, which will be recognized over the awards remaining weighted average vesting period of 2.37 years, for Penn and GLPI PSUs held by GLPI employees that will be cash-settled by GLPI. For the three months ended March 31, 2014, the Company recognized $0.4 million of compensation expense associated with these awards. In addition, the Company also recognized $0.4 million for the three months ended March 31, 2014, relating to the purge distribution dividend and the first quarter $.52 dividend paid on unvested PSUs.

Additionally, there was $0.3 million of total unrecognized compensation cost at March 31, 2014, which will be recognized over the grants remaining weighted average vesting period of 1.62 years, for Penn and GLPI SARs held by GLPI employees that will be cash-settled by GLPI. For the three months ended March 31, 2014, the Company recognized $21 thousand of compensation expense associated with these awards.

Upon the declaration of the Purging Distribution, GLPI options and GLPI SARs were adjusted in a manner that preserved both the pre-distribution intrinsic value of the options and SARs and the pre-distribution ratio of the stock price to exercise price that existed immediately before the Purging Distribution. Additionally, upon declaration of the Purging Distribution, holders of GLPI PSUs were credited with the special dividend, which will accrue and be paid, if applicable, on the vesting date of the related PSU. Holders of GLPI restricted stock were entitled to receive the special dividend with respect to such restricted stock on the same date or dates that the special dividend was payable on GLPI common stock to shareholders of GLPI generally.

Segment Information

Consistent with how the Company’s Chief Operating Decision Maker reviews and assesses the Company’s financial performance, the Company has two reportable segments, GLP Capital, L.P. (a wholly-owned subsidiary of GLPI through which GLPI owns substantially all of its assets) (“GLP Capital”) and the TRS Properties. The GLP Capital reportable segment consists of the leased real property and represents the majority of the Company’s business. The TRS Properties reportable segment consists of Hollywood Casino Perryville and Hollywood Casino Baton Rouge. See Note 9 for further information with respect to the Company’s segments.

3. Summary of Significant Accounting Policies

Cash and Cash Equivalents

        The Company considers all cash balances and highly-liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentration of Credit Risk

        Concentrations of credit risks arise when a number of operators, tenants, or obligors related to the Company's investments are engaged in similar business activities, or activities in the same geographic region, or have similar economic features that would cause their ability to meet contractual obligations, including those to the Company, to be similarly affected by changes in economic conditions. As of December 31, 2013, substantially all of the Company's real estate properties were leased to Penn, and all of the Company's rental revenues were derived from a master lease defined below. Penn is a publicly traded company that is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended, and is required to file periodic reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission. Penn's net revenues were $2.9 billion for the years ended December 31, 2013 and 2012. Other than the Company's tenant concentration, management believes the Company's portfolio was reasonably diversified by geographical location and did not contain any other significant concentration of credit risks. As of December 31, 2013, the Company's portfolio of 19 leased properties was diversified by location across 11 states.

        Financial instruments that subject the Company to credit risk consist of cash and cash equivalents and accounts receivable.

        The Company's policy is to limit the amount of credit exposure to any one financial institution, and place investments with financial institutions evaluated as being creditworthy, or in short-term money market and tax-free bond funds which are exposed to minimal interest rate and credit risk. At times, the Company has bank deposits and overnight repurchase agreements that exceed federally-insured limits.

        Accounts are written off when management determines that an account is uncollectible. Recoveries of accounts previously written off are recorded when received. An allowance for doubtful accounts is determined to reduce the Company's receivables to their carrying value, which approximates fair value. The allowance is estimated based on historical collection experience, specific review of individual customer accounts, and current economic and business conditions.

Prepaid Expenses and Other Assets

        Prepaid expenses consist of expenditures for goods (other than inventories) or services before the goods are used or the services are received. These amounts are deferred and charged to operations as the benefits are realized and primarily consist of prepayments for insurance and other contracts that will be expensed during the subsequent year. It also consists of admission fees and property taxes that were paid in advance. Other current assets are items expected to be realized within twelve months of the balance sheet date. Other current assets primarily include accounts receivable and food and beverage inventory. Other assets are all items that are long-term in nature and primarily include deferred compensation assets (see Note 7 for further details) and a deposit for certain real estate for Hollywood Casino Baton Rouge that should close in 2014.

Fair Value of Financial Instruments

        The following methods and assumptions are used to estimate the fair value of each class of financial instruments for which it is practicable to estimate:

  Cash and Cash Equivalents

        The fair value of the Company's cash and cash equivalents approximates the carrying value of the Company's cash and cash equivalents, due to the short maturity of the cash equivalents. The Company maintained a higher level of cash on hand at December 31, 2013 in order to fund the cash portion of its Purging Distribution. See Note 15 for additional details.

  Long-term Debt

        The fair value of the senior notes and senior unsecured credit facility is estimated based on quoted prices in active markets and as such is a Level 1 measurement as defined under ASC 820 "Fair Value Measurements and Disclosures."

        The estimated fair values of the Company's financial instruments are as follows (in thousands):

	2013		2012
December 31,	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$285,221	$285,221	$14,562	$14,562
Financial liabilities:
Long-term debt
Senior unsecured credit facility	300,000	294,750	—	—
Senior notes	2,050,000	2,058,750	—	—

Real Estate Investments

        The Company records the acquisition of real estate at cost, including acquisition and closing costs. The cost of properties developed by the Company include costs of construction, property taxes, interest and other miscellaneous costs incurred during the development period until the project is substantially complete and available for occupancy. The Company considers the period of future benefit of the asset to determine the appropriate useful lives. Depreciation is computed using a straight-line method over the estimated useful lives of the buildings and building improvements which are generally between 8 years to 41 years.

        The Company continually monitors events and circumstances that could indicate that the carrying amount of the Company's real estate investments may not be recoverable or realized. When indicators of potential impairment suggest that the carrying value of real estate investments may not be recoverable, the Company assesses the recoverability by estimating whether it will recover the carrying value of its real estate investments through its undiscounted future cash flows and the eventual disposition of the investment. In assessing the recoverability of the carrying value, the Company must make assumptions regarding future cash flows and other factors. If these estimates or the related assumptions change in the future, the Company may be required to record an impairment loss. The Company groups its Real Estate Investments by tenant in evaluating impairment. If the Company determines the carrying amount is not recoverable, it would recognize an impairment charge equivalent to the amount required to adjust the carrying amount to its estimated fair value, calculated in accordance with current GAAP fair value provisions.

Property and Equipment used in operations

        Property and equipment are stated at cost, less accumulated depreciation and represent assets used by the Company's TRS operations and certain corporate assets. Maintenance and repairs that neither add materially to the value of the asset nor appreciably prolong its useful life are charged to expense as incurred. Gains or losses on the disposal of property and equipment are included in the determination of income.

        Depreciation of property and equipment is recorded using the straight-line method over the following estimated useful lives:

Land improvements	5 to 15 years
Building and improvements	5 to 40 years
Furniture, fixtures, and equipment	3 to 31 years

        Leasehold improvements are depreciated over the shorter of the estimated useful life of the improvement or the related lease term.

        The estimated useful lives are determined based on the nature of the assets as well as the Company's current operating strategy.

        The Company reviews the carrying value of its property and equipment for possible impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable based on undiscounted estimated future cash flows expected to result from its use and eventual disposition. The factors considered by the Company in performing this assessment include current operating results, market and other applicable trends and residual values, as well as the effect of obsolescense demand, competition and other factors. In estimating expected future cash flows for determining whether an asset is impaired, assets are grouped at the individual property level. In assessing the recoverability of the carrying value of property and equipment, the Company must make assumptions regarding future cash flows and other factors. If these estimates or the related assumptions change in the future, the Company may be required to record an impairment loss for these assets.

Goodwill and Other Intangible Assets

        At December 31, 2013, the Company had $75.5 million in goodwill and $9.6 million in other intangible assets within its consolidated balance sheet, resulting from the contribution of Hollywood Casino Baton Rouge and Hollywood Casino Perryville from Penn in connection with the Spin-Off.

        Goodwill is tested annually, or more frequently if indicators of impairment exist, for impairment by comparing the fair value of the Hollywood Casino Baton Rouge reporting unit to its carrying amount. If the carrying amount exceeds its fair value in step 1 of the impairment test, then step 2 of the impairment test is performed to determine the implied value of goodwill. If the implied value of goodwill is less than the goodwill allocated, an impairment loss is recognized.

        In accordance with ASC 350, "Intangibles—Goodwill and Other," the Company considers its Hollywood Casino Perryville gaming license as an indefinite-life intangible asset that does not require amortization based on the Company's future expectations to operate this casino indefinitely as well as the gaming industry's historical experience in renewing these intangible assets at minimal cost with various state gaming commissions. Rather, the Company's gaming license is tested annually, or more frequently if indicators of impairment exist, for impairment by comparing the fair value of the recorded asset to its carrying amount. If the carrying amount of the indefinite-life intangible asset exceeds its fair value, an impairment loss is recognized.

        The evaluation of goodwill and indefinite-life intangible assets requires the use of estimates about future operating results to determine the estimated fair value of the reporting unit and the indefinite-lived intangible assets. The Company must make various assumptions and estimates in performing its impairment testing. The implied fair value includes estimates of future cash flows that are based on reasonable and supportable assumptions which represent the Company's best estimates of the cash flows expected to result from the use of the assets including their eventual disposition. Changes in estimates, increases in the Company's cost of capital, reductions in transaction multiples, changes in operating and capital expenditure assumptions or application of alternative assumptions and definitions could produce significantly different results. Future cash flow estimates are, by their nature, subjective and actual results may differ materially from the Company's estimates. If the Company's ongoing estimates of future cash flows are not met, the Company may have to record additional impairment charges in future accounting periods. The Company's estimates of cash flows are based on the current regulatory and economic climates, as well as recent operating information and budgets. These estimates could be negatively impacted by changes in federal, state or local regulations, economic downturns, or other events.

        Forecasted cash flows (based on the Company's annual operating plan as determined in the fourth quarter) can be significantly impacted by the local economy in which the Company's reporting unit operates. For example, increases in unemployment rates can result in decreased customer visitations and/or lower customer spend per visit. In addition, new legislation which approves gaming in nearby jurisdictions or further expands gaming in jurisdictions has the impact of increasing competition for the property which generally will have a negative effect on its profitability once competitors become established as a certain level of cannibalization occurs absent an overall increase in customer visitations. Lastly, increases in gaming taxes approved by state regulatory bodies can negatively impact forecasted cash flows.

        Assumptions and estimates about future cash flow levels and multiples are complex and subjective. They are sensitive to changes in underlying assumptions and can be affected by a variety of factors, including external factors, such as industry, geopolitical and economic trends, and internal factors, such as changes in our business strategy, which may reallocate capital and resources to different or new opportunities which management believes will enhance the Company's overall value but may be to the detriment of its reporting unit.

Debt Issuance Costs

        Debt issuance costs that are incurred by the Company in connection with the issuance of debt are deferred and amortized to interest expense using the effective interest method over the contractual term of the underlying indebtedness.

Comprehensive Income

        Comprehensive income includes net income and all other non-owner changes in shareholders' equity during a period, including but not limited to, unrealized gains and losses on equity securities classified as available-for-sale and unrealized fair value adjustments on certain derivative instruments. Since the Company did not have any non-owner changes in shareholders' equity for the years ended December 31, 2013, 2012 and 2011, comprehensive income for the years ended December 31, 2013, 2012 and 2011 was equivalent to net income for those time periods.

Income Taxes

        The Company accounts for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740"). Under ASC 740, deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and are measured at the prevailing enacted tax rates that will be in effect when these differences are settled or realized. ASC 740 also requires that deferred tax assets be reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. The realizability of the deferred tax assets is evaluated by assessing the valuation allowance and by adjusting the amount of the allowance, if any, as necessary. The factors used to assess the likelihood of realization are the forecast of future taxable income.

        ASC 740 also creates a single model to address uncertainty in tax positions, and clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in an enterprise's financial statements. It also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company did not have any uncertain tax positions for 2013, 2012 and 2011.

        The Company is required under ASC 740 to disclose its accounting policy for classifying interest and penalties, the amount of interest and penalties charged to expense each period, as well as the cumulative amounts recorded in the combined balance sheets. If and when they occur, the Company will classify any income tax-related penalties and interest accrued related to unrecognized tax benefits in taxes on income within the consolidated statements of income. During the years ended December 31, 2013, 2012 and 2011, the Company did not recognized any interest and penalties, net of deferred taxes.

        The Company intends to elect on its U.S. federal income tax return for its taxable year beginning on January 1, 2014 to be treated as a REIT and the Company, together with an indirectly wholly-owned subsidiary of the Company, GLP Holdings, Inc., intend to jointly elect to treat each of GLP Holdings, Inc., Louisiana Casino Cruises, Inc. and Penn Cecil Maryland, Inc. as a "taxable REIT subsidiary" effective on the first day of the first taxable year of GLPI as a REIT. The Company intends to continue to be organized and to operate in a manner that will permit the Company to qualify as a REIT. To qualify as a REIT, the Company must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of its annual REIT taxable income to shareholders. As a REIT, the Company generally will not be subject to federal income tax on income that it distributes as dividends to its shareholders. If the Company fails to qualify as a REIT in any taxable year, it will be subject to U.S. federal income tax, including any applicable alternative minimum tax, on its taxable income at regular corporate income tax rates, and dividends paid to its shareholders would not be deductible by the Company in computing taxable income. Any resulting corporate liability could be substantial and could materially and adversely affect the Company's net income and net cash available for distribution to shareholders. Unless the Company was entitled to relief under certain Internal Revenue Code provisions, the Company also would be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year in which it failed to qualify to be taxed as a REIT.

        The TRS Properties are able to engage in activities resulting in income that would be not qualifying income for a REIT. As a result, certain activities of the Company which occur within its TRS Properties are subject to federal and state income taxes.

Revenue Recognition and Promotional Allowances

        The Company recognizes rental revenue from tenants, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, on a straight-line basis over the term of the related leases when collectability is reasonably assured. Contingent rental income is recognized once the lessee achieves the specified target. Recognition of rental income commences when control of the facility has been given to the tenant.

        As of December 31, 2013, all but two of the Company's properties were leased to a subsidiary of Penn under the Master Lease. The obligations under the Master Lease are guaranteed by Penn and by all Penn subsidiaries that occupy and operate the facilities leased under the Master Lease, or that own a gaming license, other license or other material asset necessary to operate any portion of the facilities. A default by Penn or its subsidiaries with regard to any facility will cause a default with regard to the entire portfolio.

        The rent structure under the Master Lease with Penn includes a fixed component, a portion of which is subject to an annual 2% escalator if certain rent coverage ratio thresholds are met, and a component that is based on the performance of the facilities, which is adjusted, subject to certain floors (i) every 5 years by an amount equal to 4% of the average change to net revenues of all facilities under the Master Lease (other than Hollywood Casino Columbus and Hollywood Casino Toledo) during the preceding five years, and (ii) monthly by an amount equal to 20% of the change in net revenues of Hollywood Casino Columbus and Hollywood Casino Toledo during the preceding month. In addition to rent, all properties under the Master Lease with Penn are required to pay the following: (1) all facility maintenance, (2) all insurance required in connection with the leased properties and the business conducted on the leased properties, (3) taxes levied on or with respect to the leased properties (other than taxes on the income of the lessor) and (4) all utilities and other services necessary or appropriate for the leased properties and the business conducted on the leased properties.

        As of December 31, 2013, the future minimum rental income from the Company's properties under non-cancelable operating leases was as follows (in thousands):

Year ending December 31,
2014	$375,602
2015	375,602
2016	375,602
2017	376,101
2018	368,311
Thereafter	3,240,760

Total	$5,111,978

        For the year ended December 31, 2013, GLPI recognized $6.7 million in contingent rental income from Hollywood Casino Columbus and Hollywood Casino Toledo related to clause (ii) in the paragraph above.

        Additionally, in accordance with ASC 605, "Revenue Recognition," the Company records revenue for the real estate taxes paid by its tenants on the leased properties under the Master Lease with an offsetting expense in real estate taxes within the consolidated statement of income as the Company has concluded it is the primary obligor under the Master Lease.

        Gaming revenue mainly consists of video lottery gaming revenue as well as to a lesser extent table game and poker revenue. Video lottery gaming revenue is the aggregate net difference between gaming wins and losses, with liabilities recognized for funds deposited by customers before gaming play occurs, for "ticket-in, ticket-out" coupons in the customers' possession, and for accruals related to the anticipated payout of progressive jackpots. Progressive slot machines, which contain base jackpots that increase at a progressive rate based on the number of coins played, are charged to revenue as the amount of the jackpots increases. Table game gaming revenue is the aggregate of table drop adjusted for the change in aggregate table chip inventory. Table drop is the total dollar amount of the currency, coins, chips, tokens, outstanding counter checks (markers), front money that are removed from the live gaming tables. Additionally, food and beverage revenue is recognized as services are performed.

        The following table discloses the components of gaming revenue within the consolidated statements of income for the years ended December 31, 2013, 2012 and 2011:

Year ended December 31,	2013	2012	2011
	(in thousands)
Video lottery, net of cash incentives	$138,803	$189,808	$210,349
Table game	18,096	11,891	12,333
Poker	2,453	882	620

Total gaming revenue	$159,352	$202,581	$223,302

        Gaming revenue is recognized net of certain sales incentives in accordance with ASC 605-50, "Revenue Recognition—Customer Payments and Incentives." The Company records certain sales incentives and points earned in point-loyalty programs as a reduction of revenue.

        The retail value of food and beverage and other services furnished to guests without charge is included in gross revenues and then deducted as promotional allowances. The amounts included in promotional allowances for the years ended December 31, 2013, 2012 and 2011 are as follows:

Year ended December 31,	2013	2012	2011
	(in thousands)
Food and beverage	$5,970	$6,806	$6,971
Other	167	767	843

Total promotional allowances	$6,137	$7,573	$7,814

        The estimated cost of providing such complimentary services, which is primarily included in food, beverage, and other expense, for the years ended December 31, 2013, 2012 and 2011 are as follows:

Year ended December 31,	2013	2012	2011
	(in thousands)
Food and beverage	$2,907	$3,319	$3,198
Other	86	384	409

Total cost of complimentary services	$2,993	$3,703	$3,607

Gaming and Admission Taxes

        For the TRS Properties, the Company is subject to gaming and admission taxes based on gross gaming revenues in the jurisdictions in which it operates. The Company primarily recognizes gaming tax expense based on the statutorily required percentage of revenue that is required to be paid to state and local jurisdictions in the states where or in which wagering occurs. At Hollywood Casino Baton Rouge, the gaming admission tax is based on graduated tax rates. The Company records gaming and admission taxes at the Company's estimated effective gaming tax rate for the year, considering estimated taxable gaming revenue and the applicable rates. Such estimates are adjusted each interim period. If gaming tax rate changes during the year, such changes are applied prospectively in the determination of gaming tax expense in future interim periods. For the years ended December 31, 2013, 2012 and 2011, these expenses, which are recorded within gaming expense in the combined statements of income, totaled $71.6 million, $94.9 million and $105.4 million, respectively.

Earnings Per Share

        The Company calculates earnings per share ("EPS") in accordance with ASC 260, "Earnings Per Share." Basic EPS is computed by dividing net income applicable to common stock by the weighted-average number of common shares outstanding during the period, excluding net income attributable to participating securities (outstanding restricted stock awards). Diluted EPS reflects the additional dilution for all potentially-dilutive securities such as stock options and unvested restricted shares. Basic and diluted EPS for the years ended December 31, 2012 and 2011 were retroactively restated for the number of GLPI basic and diluted shares outstanding immediately following the Spin-Off. The Company's share counts were also retroactively restated to include the shares issued as part of the Purge Distribution.

        The following table reconciles the weighted-average common shares outstanding used in the calculation of basic EPS to the weighted-average common shares outstanding used in the calculation of diluted EPS for the years ended December 31, 2013, 2012 and 2011 (in thousands):

	2013	2012	2011
Determination of shares:
Weighted-average common shares outstanding	110,617	110,582	110,582
Assumed conversion of dilutive employee stock-based awards	4,924	4,703	4,703
Assumed conversion of restricted stock	324	318	318

Diluted weighted-average common shares outstanding	115,865	115,603	115,603

        The following table presents the calculation of basic and diluted EPS for the Company's common stock for the years ended December 31, 2013, 2012 and 2011:

Year ended December 31,	2013	2012	2011
	(in thousands, expect per share data)
Calculation of basic EPS:
Net income	$19,830	$22,919	$26,684
Less: Net income allocated to participating securities	(75)	(86)	(101)

Net income attributable to common shareholders	$19,755	$22,833	$26,583
Weighted-average common shares outstanding	110,617	110,582	110,582
Basic EPS	$0.18	$0.21	$0.24
Calculation of diluted EPS:
Net income	$19,830	$22,919	$26,684
Diluted weighted-average common shares outstanding	115,865	115,603	115,603
Diluted EPS	$0.17	$0.20	$0.23

        There were no outstanding options to purchase shares of common stock during the years ended December 31, 2013, 2012 and 2011 that were not included in the computation of diluted EPS because they were antidilutive.

Stock-Based Compensation

        In connection with the Spin-Off, each outstanding option and cash settled stock appreciation right ("SAR") with respect to Penn common stock outstanding on the distribution date was converted into two awards, an adjusted Penn option and a GLPI option, or, in the case of the SARs, an adjusted Penn SAR and a GLPI SAR. The adjustment preserved the aggregate intrinsic value of the options and SARs. Additionally, in connection with the Spin-Off, holders of outstanding restricted stock and phantom stock units ("PSUs") with respect to Penn common stock became entitled to an additional share of restricted stock or PSU with respect to GLPI common stock for each share of Penn restricted stock or PSU held.

        The adjusted options and SARs, as well as the restricted stock and PSUs, otherwise remain subject to their original terms, except that for purposes of the adjusted Penn awards (including in determining exercisability and the post-termination exercise period), continued service with GLPI following the distribution date shall be deemed continued service with Penn; and for purposes of the GLPI awards (including in determining exercisability and the post-termination exercise period), continued service with Penn following the distribution date shall be deemed continued service with GLPI.

        The Company accounts for stock compensation under ASC 718, "Compensation-Stock Compensation," which requires the Company to expense the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. This expense is recognized ratably over the requisite service period following the date of grant. The fair value for stock options is estimated at the date of grant using the Black-Scholes option-pricing model. There were no stock option grants awarded in 2013.

        Additionally, the cash-settled PSUs entitle employees to receive cash based on the fair value of the Company's common stock on the vesting date. These PSUs are accounted for as liability awards and are re-measured at fair value each reporting period until they become vested with compensation expense being recognized over the requisite service period in accordance with ASC 718-30, "Compensation-Stock Compensation, Awards Classified as Liabilities."

        In addition, the Company's SARs are accounted for as liability awards since they will be settled in cash. The fair value of these awards is calculated during each reporting period and estimated using the Black-Scholes option pricing model.

        See Note 10 for further information related to the treatment of the unrecognized compensation expense at the time of the Spin-Off related to awards held by GLPI employees.

Segment Information

        Consistent with how the Company's Chief Operating Decision Maker reviews and assesses the Company's financial performance, the Company has two reportable segments, GLP Capital, L.P. (a wholly-owned subsidiary of GLPI through which GLPI owns substantially all of its assets) ("GLP Capital") and the TRS Properties. The GLP Capital reportable segment consists of the leased real property and represents the majority of the Company's business. The TRS Properties reportable segment consists of Hollywood Casino Perryville and Hollywood Casino Baton Rouge. See Note 11 for further information with respect to the Company's segments.

Statements of Cash Flows

        The Company has presented the consolidated statements of cash flows using the indirect method, which involves the reconciliation of net income to net cash flow from operating activities.

Certain Risks and Uncertainties

        The Company is dependent on Penn (including its subsidiaries), who is the lessee of substantially all of the Company's properties pursuant to the Master Lease and accounts for a significant portion of its revenues. The inability or unwillingness of Penn to meet its subsidiary's rent obligations and other obligations under the Master Lease could materially adversely affect the Company's business, financial position or results of operations, including the Company's ability to pay dividends to its shareholders as required to maintain its status as a REIT. For these reasons, if Penn were to experience a material adverse effect on its gaming business, financial position or results of operations, the Company's business, financial position or results of operations could also be materially adversely affected.

        The Company's operations are also dependent on its continued licensing by state gaming commissions of its gaming tenants and operators. The loss of a license could have an adverse effect on future results of operations. Additionally, the Company is dependent on the local market in which its gaming tenants and operators operate for a significant number of its patrons and revenues. If economic conditions in these areas deteriorate or additional gaming licenses are awarded in these markets, the Company's results of operations could be adversely affected. Furthermore, the Company is dependent upon a stable gaming tax structure in the locations that its gaming tenants and operators operate in. Any change in the tax structure could have an adverse effect on future results of operations.